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                                                                   EXHIBIT 10.26

                               SUBSIDIARY GUARANTY

     This SUBSIDIARY GUARANTY (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Guaranty"), dated as of March 14, 1997, is made by each Subsidiary (as defined in the Credit Agreement referred to below) a signatory hereto on the date hereof and each other Subsidiary that may from time to time, become pursuant to the terms of the Credit Agreement, a party hereto (individually, a "Guarantor" and collectively, the "Guarantors"), in favor of THE BANK OF NOVA SCOTIA, as administrative agent (the "Administrative Agent") for each of the Secured Parties (as defined below).

                              W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement, dated as of March 14, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among ProSource Services Corporation, a Delaware corporation (the "Borrower"), the various financial institutions as are, or may from time to time become, parties thereto (each, individually, a "Lender", and collectively, the "Lenders") and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

     WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, each Guarantor is required to execute and deliver this Guaranty;

     WHEREAS, each Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and

     WHEREAS, it is in the best interests of each Guarantor to execute this Guaranty inasmuch as each Guarantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuer pursuant to the Credit Agreement;

     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuer to make Credit Extensions (including the initial Credit Extension) to the Borrower pursuant to the Credit Agreement, each Guarantor agrees, for the benefit of each Secured Party, as follows:


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                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "Administrative Agent" is defined in the preamble.

     "Borrower" is defined in the first recital.

     "Credit Agreement" is defined in the first recital.

     "Guarantor" is defined in the preamble.

     "Guaranty" is defined in the preamble.

     "Lender" and "Lenders" are defined in the first recital.

     SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.

                                   ARTICLE II

                               GUARANTY PROVISIONS

     SECTION 2.1. Guaranty. Each Guarantor hereby absolutely, unconditionally and irrevocably

          (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrower and each other Obligor now or hereafter existing, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss.362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss.502(b) and ss.506(b)), and

          (b) indemnifies and holds harmless each Secured Party and each holder of a Note for any and all reasonable costs and expenses (including reasonable attorney's fees and


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     expenses) incurred by such Secured Party or such holder, as the case may be, in enforcing any rights under this Guaranty;

provided, however, that each Guarantor shall be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to each Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and each Guarantor specifically agrees that it shall not be necessary or required that any Secured Party or any holder of any Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower or any other Obligor (or any other Person) before or as a condition to the obligations of each Guarantor hereunder.

     SECTION 2.2. Acceleration of Guaranty. Each Guarantor agrees that, in the event of any Event Default described in Section 8.1.9 of the Credit Agreement and if such event shall occur at a time when any of the Obligations of the Borrower and each other Obligor may not then be due and payable, each Guarantor jointly and severally agrees that it will pay to the Lenders forthwith the full amount which would be payable hereunder by such Guarantor if all such Obligations were then due and payable.

     SECTION 2.3. Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of the Borrower and each other Obligor (including each Guarantor) have been paid in full in immediately available funds, all obligations of each Guarantor hereunder shall have been paid in full in cash, all Letters of Credit have been terminated or expired and all Commitments shall have terminated. The liability of each Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

          (a) any lack of validity, legality or enforceability of the Credit Agreement, any Note or any other Loan Document;

          (b) the failure of any Secured Party or any holder of any Note

               (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Obligor or any other Person (including any other guarantor (including any Guarantor)) under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or

               (ii) to exercise any right or remedy against any other guarantor (including any Guarantor) of, or collateral securing, any Obligations of the Borrower or any other Obligor;

          (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower or any other Obligor, or any other


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extension, compromise or renewal of any Obligation of the Borrower or any other
Obligor;

          (d) any reduction, limitation, impairment or termination of any Obligations of the Borrower or any other Obligor for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of the Borrower, any other Obligor or otherwise;

          (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document;

          (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Secured Party or any holder of any Note securing any of the Obligations of the Borrower or any other Obligor; or

          (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor.

     SECTION 2.4. Reinstatement, etc. Each Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any Secured Party or any holder of any Note, upon the insolvency, bankruptcy or reorganization of the Borrower, any other Obligor or otherwise, all as though such payment had not been made.

     SECTION 2.5. Waiver, etc. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of the Borrower or any other Obligor and this Guaranty and any requirement that the Administrative Agent, any other Secured Party or any holder of any Note protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Borrower, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of the Borrower or any other Obligor, as the case may be.

     SECTION 2.6. Postponement of Subrogation, etc. Each Guarantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under this Guaranty, by any payment made hereunder or otherwise, until the prior payment in full in immediately available funds of all Obligations of the Borrower and each other Obligor, the termination or expiration of all Letters of Credit and the termination of all Commitments. Any amount paid to


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such Guarantor on account of any such subrogation rights prior to the payment in full in immediately available funds of all Obligations of the Borrower and each other Obligor shall be held in trust for the benefit of the Secured Parties and each holder of a Note and shall immediately be paid to the Administrative Agent for the benefit of the Secured Parties and each holder of a Note and applied against the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement; provided, however, that if

          (a) each Guarantor has made payment to the Secured Parties and each holder of a Note of all or any part of the Obligations of the Borrower or any other Obligor, and

          (b) all Obligations of the Borrower and each other Obligor have been paid in full in immediately available funds, all Letters of Credit have been terminated or expired and all Commitments have been permanently terminated, each Secured Party and each holder of a Note agrees that, at each Guarantor's request, the Administrative Agent, on behalf of the Secured Parties and the holders of the Notes, will execute and deliver to each Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to each Guarantor of an interest in the Obligations of the Borrower and each other Obligor resulting from such payment by each Guarantor. In furtherance of the foregoing, for so long as any Obligations or Commitments remain outstanding, each Guarantor shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under this Guaranty to any Secured Party or any holder of a Note.

     SECTION 2.7. Successors, Transferees and Assigns; Transfers of Notes, etc. This Guaranty shall:

          (a) be binding upon each Guarantor, and its successors, transferees and assigns; and

          (b) inure to the benefit of and be enforceable by the Administrative Agent and each other Secured Party.

Without limiting the generality of the foregoing clause (b), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Guaranty) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 10.11 and Article IX of the Credit Agreement.


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                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.1. Representations and Warranties. Each Guarantor hereby represents and warrants to each Secured Party that the representations and warranties contained in Article VI of the Credit Agreement, insofar as the representations and warranties contained therein are applicable to it and its properties, are true and correct in all material respects, each such representation and warranty set forth in such Article (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by reference as though specifically set forth in this Article.

                                   ARTICLE IV

                                 COVENANTS, ETC.

     SECTION 4.1. Covenants. Each Guarantor covenants and agrees that, so long as any portion of the Secured Obligations shall remain unpaid, any Letters of Credit shall be outstanding, or any Lender shall have any outstanding Commitment, it will, unless the Required Lenders shall otherwise consent in writing, perform, comply with and be bound by all of the agreements, covenants and obligations contained in Article VII of the Credit Agreement which are applicable to such Guarantor or its properties, each such agreement, covenant and obligation contained in such Article and all other terms of the Credit Agreement to which reference is made herein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by reference as though specifically set forth in this Article.

                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

     SECTION 5.1. Loan Document. This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

     SECTION 5.2. Binding on Successors, Transferees and Assigns; Assignment. In addition to, and not in limitation of, Section 2.7, this Guaranty shall be binding upon each Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and each holder of a Note and their respective successors, transferees and assigns (to the full extent provided pursuant to Section 2.7); provided, however,


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that such Guarantor may not assign any of its obligations hereunder without the prior written consent of all Lenders.

     SECTION 5.3. Amendments, etc. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be) and such Guarantor and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 5.4. Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and, mailed or telecopied or delivered to each Guarantor, in care of the Borrower at the address of the Borrower specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

     SECTION 5.5. No Waiver; Remedies. In addition to, and not in limitation of,
Section 2.3 and Section 2.5, no failure on the part of any Secured Party or any holder of a Note to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 5.6. Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

     SECTION 5.7. Setoff. In addition to, and not in limitation of, any rights of any Secured Party or any holder of a Note under applicable law, each Secured Party and each such holder shall, upon the occurrence and during the continuance of any Default described in any of clauses (a) through (d) of Section 8.1.9 of the Credit Agreement or, with the consent of the Required Lenders, any Event of Default, have the right to appropriate and apply to the payment of the obligations of each Guarantor owing to it hereunder, whether or not then due, and each Guarantor hereby grants to each Secured Party and each such holder a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of such Guarantor then or thereafter maintained with such Secured Party, or such holder or any agent or bailee for such Secured Party or such holder; provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8 of the Credit Agreement.

     SECTION 5.8. Severability. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be


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ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     SECTION 5.9. Governing Law, Entire Agreement, etc. THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). THIS GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

     SECTION 5.10. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR EACH GUARANTOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE FOUND. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY,


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EACH GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS
OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

     SECTION 5.11. Waiver of Jury Trial. EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR EACH GUARANTOR. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THE CREDIT AGREEMENT.

     SECTION 5.12. Counterparts. This Guaranty may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.


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     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                            BROMAR SERVICES, INC.


                                            By /s/ Paul A. Garcia de Quevedo
                                               ---------------------------------
                                               Name:  Paul A. Garcia de Quevedo
                                               Title: Vice President, Secretary
                                                       and Treasurer


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